SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   AZUREL LTD.
             (Exact name of Registrant as specified in its charter)

     DELAWARE                                              13-3842844
(STATE OF INCORPORATION)                                (IRS EMPLOYER
                                                   IDENTIFICATION NO.)

509 MADISON AVENUE                                              10022
NEW YORK, NEW YORK                                          (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


If this form relates to the                  If this form relates to the
registration of a class of debt              registration of a class of debt
securities and is effective upon filing      securities and is to become
pursuant to General                          effective simultaneously with the
Instruction A(c)(1) please check             effectiveness of a concurrent
the following box.  |_|                      registration statement under the
                                             Securities Act of 1933 pursuant to
                                             General Instruction A(c)(2) please
                                             check the following box.  |_|


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:  NONE

SECURITIES TO REGISTERED PURSUANT TO SECTION 12 (G) OF THE ACT:

COMMON STOCK, $.001 PAR VALUE

REDEEMABLE COMMON STOCK PURCHASE WARRANTS

Item 1.  Description of Registrant's Securities to be registered.

               The information contained under the headings entitled "DESCRIPTION OF SECURITIES" - "Common Stock," and
               "DESCRIPTION OF SECURITIES" -- "Warrants" of the Prospectus included in the Registrant's Registration Statement on Form SB-2 (Registration No. 333-15127), as amended, filed with the Securities and Exchange Commission, is hereby incorporated herein by reference.

Item 2.  Exhibits.

               1.  Articles of Organization of Registrant, as amended.*
               2.  Bylaws of Registrant.**
               3.  Warrant Agreement.***
               4.  Specimen Common Stock Certificate.****
               5.  Specimen Common Stock Purchase Warrant Certificate.*****


_____________
* Filed as Exhibit 3.1 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-15127), as amended, and incorporated herein by reference.

** Filed as Exhibit 3.2 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-15127), as amended, and incorporated herein by reference.

***       Filed as Exhibit 4.3 to the Registrant's
          Registration Statement on Form SB-2 (Registration No. 333-15127), as amended, and incorporated herein by reference.

****      Filed as Exhibit 4.1 to the Registrant's
          Registration Statement on Form SB-2 (Registration No. 333-15127), as amended, and incorporated herein by reference.

*****     Filed as Exhibit 4.2 to the Registrant's
          Registration Statement on Form SB-2 (Registration No. 333-15127), as amended, and incorporated herein by reference.


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    AZUREL LTD.
                                                    (Registrant)


Dated:   July 7, 1997                           By:/s/ Gerard Semhon
                                                       Gerard Semhon
                                                       Chief Executive Officer